VISTA FUNDS


                              *** SECOND NOTICE ***

                                                              September 18, 2000



         We recently mailed you the Combined Prospectus/Proxy Statement for the Chase Vista Cash Management Money Market Fund Shareholder Meeting to be held October 5, 2000. Our most recent vote tabulation indicates your vote has not yet been received. In the event the original mailing did not reach you, or is no longer available to you, we are enclosing a proxy ballot and a postage-paid return envelope.

         To vote via the internet or touch-tone telephone, consult the voting instructions listed on your proxy card. Alternatively, you may fax your vote to our proxy solicitor, D.F. King & Co., Inc. at (212) 797-1062 or call to vote over the phone at (800) 290-6428.

           Regardless of the number of shares you own it is important they be represented at the meeting.

         A new ballot for each non-voted account is enclosed. In order to avoid the added expense of additional solicitations, we ask that you complete the ballot and return it in the enclosed envelope.

         Please consult the enclosed ballot for a description of the different means by which you may vote your shares.

         For the reasons discussed in the Combined Prospectus/Proxy Statement dated August 30, 2000, your Board of Trustees believes passage of the proposal is in the best interest of the shareholders and recommends a vote "FOR" the proposal.

         A timely response to this request will save the expense of additional solicitation. Thank you for consideration.

         If you have not received a copy of the Combined Prospectus/Proxy Statement or if you need another copy, please call (212) 797-1062 and a complete package will be mailed to you.

Sincerely,

/s/ Sarah E. Jones
------------------
Sarah E. Jones
President
Chase Mutual Funds Corp.